Income Tax (10-K)	12 Months Ended
Jul. 31, 2020
Income Tax Disclosure [Abstract]
Income Tax

NOTE 6 – INCOME TAX

The Company provides for income taxes under ASC 740, “Income Taxes.” Under the asset and liability method of ASC 740, deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax basis of assets and liabilities and the tax rates in effect when these differences are expected to reverse. A valuation allowance is provided for certain deferred tax assets if it is more likely than not that the Company will not realize tax assets through future operations.

The components of the Company’s deferred tax asset and reconciliation of income taxes computed at the statutory rate to the income tax amount recorded as of July 31, 2020 and 2019, are as follows:

	July 31,	July 31,
	2020	2019
Net operating loss carryforward	$(880,525)	$(860,110)
Effective tax rate	21%	21%
Deferred tax asset	(184,910)	(180,623)
Less: Valuation allowance	184,910	180,623
Net deferred asset	$-	$-

The valuation allowance increased by $4,287 and $252 during the years ended July, 2020 and 2019, respectively. As of July 31, 2020, the Company had $880,525 in net operating losses (“NOLs”) that may be available to offset future taxable income, which begin to expire between 2036 and 2038. NOLs generated in tax years prior to July 31, 2018 can be carryforward for twenty years, whereas NOLs generated after July 31, 2018 can be carryforward indefinitely. In accordance with Section 382 of the U.S. Internal Revenue Code, the usage of the Company’s net operating loss carry forwards is subject to annual limitations following greater than 50% ownership changes.